UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania	19020
(Address of principal executive office)	(Zip code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
( )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On Tuesday, May 26, 2015, Healthcare Services Group, Inc. (the "Company") held its annual meeting of shareholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2015. As of the Record Date of April 2, 2015, there were 71,470,000 shares of common stock outstanding and entitled to notice of and to vote at the annual meeting. The final voting for the matters submitted to a vote of shareholders are as follows:

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, shareholders voted for the election of ten Directors for a one-year term or until their successors are elected and qualified to fill the expiring terms of such Directors. All of the Company’s nominees for Director received the requisite plurality (i.e. the highest number of votes of the Company’s common stock in accordance with the bylaws of the Company and Section 1758 of the Pennsylvania Business Corporation Law) of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for the ensuing year and until their successors are duly elected and qualified. The number of votes cast for and withheld from each nominee is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel P. McCartney	28,417,419	31,520,012	5,653,460
Robert L. Frome	28,108,420	31,829,011	5,653,460
Robert J. Moss	28,111,747	31,825,684	5,653,460
John M. Briggs	22,745,790	37,191,641	5,653,460
Dino D. Ottaviano	21,737,096	38,200,335	5,653,460
Theodore Wahl	29,218,184	30,719,247	5,653,460
Michael E. McBryan	28,089,306	31,848,125	5,653,460
Diane S. Casey	22,204,285	37,733,146	5,653,460
John J. McFadden	22,333,933	37,603,498	5,653,460
Jude Visconto	59,341,716	595,715	5,653,460

Proposal No. 2 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Grant Thornton LLP as the Company's independent registered public accountants for the current fiscal year ending December 31, 2015 has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
64,954,820	576,520	59,551	—

Proposal No. 3 — Advisory Vote on Executive Compensation

The proposal relating to an advisory vote on a non-binding resolution to approve the compensation of the Company's named executive officers was approved based up the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
57,603,027	2,173,455	160,943	5,653,466

Shareholder Proposals:

Proposal No. 4 — Independent Board Chairman

On May 11, 2015, the Company announced that the UAW Retiree Medical Benefits Trust has withdrawn its shareholder proposal from the Company’s proxy statement which was filed and mailed to shareholders on or about April 20th.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: May 27, 2015	By:	/s/ John C. Shea
Name: John C. Shea Title: Chief Financial Officer

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